                       NEW ENGLAND BUSINESS SERVICE, INC.
                           DEFERRED COMPENSATION PLAN

                            EFFECTIVE JUNE 25, 1994

                       NEW ENGLAND BUSINESS SERVICE, INC.

                           DEFERRED COMPENSATION PLAN

                               TABLE OF CONTENTS
                               -----------------


SECTION 1. ADOPTION AND GENERAL MATTERS...................................1

 1.1 ADOPTION.............................................................1

 1.2 PURPOSE OF THE PLAN..................................................1

 1.3 NATURE OF THE PLAN...................................................1

 1.4 APPLICABILITY OF ERISA TO THE PLAN...................................1

SECTION 2. DEFINITIONS....................................................1

 2.1 BENEFICIARY..........................................................1

 2.2 BOARD................................................................1

 2.3 CHANGE OF CONTROL....................................................2

 2.4 CODE.................................................................2

 2.5 COMPANY..............................................................2

 2.6 COMPENSATION.........................................................2

 2.7 DEFERRAL.............................................................2

 2.8 EARLY RETIREMENT AGE.................................................2

 2.9 EFFECTIVE DATE.......................................................2

 2.10 ELIGIBLE EMPLOYEE...................................................2

 2.11 HARDSHIP............................................................3

 2.12 NORMAL RETIREMENT AGE...............................................3

 2.13 PARTICIPANT.........................................................3

 2.14 PARTICIPATING EMPLOYER..............................................3

 2.15 PLAN............................................................3

 2.16 PLAN YEAR.......................................................3

 2.17 RETIREMENT COMMITTEE............................................3

 2.18 SEPARATION FROM SERVICE.........................................3

 2.19 TRUST AGREEMENT.................................................3

 2.20 TRUSTEE.........................................................3

 2.21 TRUST FUND......................................................3

SECTION 3.  PARTICIPATION.............................................4

 3.1 ELIGIBILITY......................................................4

 3.2 TERMINATION OF ELIGIBILITY.......................................4

SECTION 4.  DEFERRAL OF COMPENSATION..................................4

 4.1 ELECTION AND CREDITING OF DEFERRALS..............................4

 4.2 CONDITIONS AND LIMITATIONS ON DEFERRALS..
   (a) Commencement of Deferrals......................................4
      (i)  General Rule...............................................4
      (ii) Special Rule for Initial Eligibility.......................5
   (b) Continuation, Modification and Termination of Deferrals........5
      (i) General Rule................................................5
   (c) Maximum Permitted Deferral.....................................5

SECTION 5.  TIME OF BENEFIT PAYMENT...................................6

 5.1 ELIGIBILITY FOR PAYMENT..........................................6

 5.2  BENEFIT COMMENCEMENT DATE.......................................6
   (a) Time of Commencement...........................................6
   (b) Benefit Commencement Election..................................7

 5.3 HARDSHIP WITHDRAWALS.............................................7
   (a) Definition.....................................................7
   (b) Procedure......................................................7
   (c) Applicability to Benefits in Pay Status........................8

SECTION 6.  AMOUNT AND FORMS OF BENEFIT PAYMENT.......................8

 6.1 AMOUNT OF BENEFITS.................................................... 8

 6.2 BENEFIT FORMS AVAILABLE............................................... 8
    (a) Forms of Benefit for Participants.................................. 8
       (i) Normal Form of Benefits......................................... 8
      (ii) Installment Benefit Election.................................... 8
    (b) Forms of Benefit for Surviving Spouse Beneficiaries................ 9
       (i) Normal Form of Benefit.......................................... 9
      (ii) Installment Benefit Election.................................... 9
    (c) Form of Benefit for Other Beneficiaries............................ 9

SECTION 7.  BENEFICIARIES..................................................10

 7.1  DESIGNATION..........................................................10

 7.2 FAILURE TO DESIGNATE A BENEFICIARY....................................10

SECTION 8.  PLAN ADMINISTRATION............................................10

 8.1 RETIREMENT COMMITTEE..................................................10

 8.2 INDEMNIFICATION.......................................................11

 8.3 OWNERSHIP OF ASSETS...................................................11

 8.4 ACCOUNTS AND EXPENSES.................................................12

 8.5 INVESTMENTS...........................................................12
    (a) In General.........................................................12
    (b) Investments in Company Stock.......................................12


SECTION 9.  TRUST AGREEMENT................................................13

 9.1 TRUST FUND............................................................13

 9.2 PRIORITY OF CLAIMS ON ASSETS OF THE FUND..............................13

 9.3 DEPOSIT OF DEFERRALS IN THE FUND......................................13

SECTION 10.  AMENDMENT AND TERMINATION.....................................14

 10.1 AMENDMENT............................................................14

 10.2 TERMINATION..........................................................14

SECTION 11.  MISCELLANEOUS..................................................14

 11.1 LIMITATIONS OF RIGHTS; EMPLOYMENT RELATIONSHIP........................14

 11.2 DETERMINATION OF BENEFITS, CLAIMS, PROCEDURE AND ADMINISTRATION.......15
   (a) Claim................................................................15
   (b) Decision on Claim....................................................15
   (c) Request for Review...................................................16
   (d) Review of Decisions..................................................16

 11.3 ARBITRATION...........................................................16

 11.4 NON-ASSIGNABILITY OF BENEFITS.........................................17

 11.5 FACILITY OF PAYMENTS..................................................17

 11.6 OBLIGATIONS TO WITHHOLD AND PAY TAXES.................................17

 11.7 REPRESENTATIONS.......................................................17

 11.8 SEVERABILITY..........................................................18

 11.9 APPLICABLE LAW........................................................18

                      NEW ENGLAND BUSINESS SERVICE, INC.

                          DEFERRED COMPENSATION PLAN

       Section 1.  Adoption and General Matters

       1.1   Adoption. This Deferred Compensation Plan is hereby
             --------
adopted as set forth in the following pages, effective June 25, 1994, by New England Business Service, Inc.

       1.2   Purpose of the Plan. The purpose of the Plan is to enable employees
             -------------------
who become covered under the Plan to enhance their retirement security by providing tax-deferred benefits which will be payable on account of retirement, death or other termination from employment, and financial hardships due to unforeseeable emergencies.

       1.3   Nature of the Plan. The Plan shall be maintained for the exclusive
             ------------------
benefit of covered employees of Participating Employers and is intended to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, and other applicable laws, as such laws apply to deferred compensation plans that are not intended to be "qualified plans" pursuant to Section 401(a) of the Code and are maintained by employers which are not "eligible employers" within the meaning of Section 457(e)(1) of the Code.

       1.4   Applicability of ERISA to the Plan. For purposes of the Employee
             ----------------------------------
Retirement Income Security Act of 1974, as amended, the Participating Employers and each Participant intend that this Plan be considered an "unfunded" arrangement (within the meaning of Sections 201, 301 and 401 of such Act) that is maintained primarily to provide deferred compensation benefits for the Participants, each of whom is a member of a select group of management or highly compensated employees of a Participating Employer.

       Section 2.  Definitions

       For purposes of the Plan, the following terms shall have the following meanings:

       2.1   "Beneficiary" means the individual(s), trust(s), or estate entitled
              -----------
to receive benefits under this Plan after the death of a Participant or another Beneficiary.

       2.2   "Board" means the board of directors of the Company.
              -----

       2.3   "Change of Control" means the occurrence of a "Business
              -----------------
Combination" (as such term is defined in Article 14 of the Company's Certificate of Incorporation as in effect on the Effective Date of this Plan) in circumstances requiring the affirmative vote of the holders of at least eighty percent (80%) of the Company's issued and outstanding common stock pursuant to the provisions of Article 14 of the Company's Certificate of Incorporation as in effect on the Effective Date of this Plan.

       2.4   "Code" means the Internal Revenue Code of 1986, as amended, and
              ----
including all regulations thereunder.

       2.5   "Company" means New England Business Service, Inc.
              -------

       2.6   "Compensation" means the total remuneration earned by a Participant
              ------------
for personal services rendered to a Participating Employer for any Plan Year, regardless of when such remuneration is actually paid (or would be paid if not deferred pursuant to this Plan). Compensation shall include (a) amounts deferred under this Plan, (b) amounts deferred under any other deferred compensation plan and (c) amounts contributed from the Participant's remuneration under any plan maintained by a Participating Employer pursuant to Code Sections 125 or 401(k). Compensation shall not include employer contributions to any employee benefit plan and all benefits provided under any such plan.

       2.7   "Deferral" means the annual amount of Compensation the
              --------
Participating Employer and a Participant have agreed to defer on behalf of the Participant.

       2.8   "Early Retirement Age" has the meaning given such term from time to
              --------------------
time in the Pension Plan for Employees of New England Business Service, Inc.

       2.9   "Effective Date" means June 25, 1994.
              --------------

       2.10  "Eligible Employee" means any employee of a Participating Employer
              -----------------
designated by the Participating Employer as eligible to participate in this Plan, provided that no such designation shall be made of any employee unless the board of directors or the chief executive officer of the Participating Employer (with the concurrence of the Company's Corporate Compensation and Benefits Director or Vice President of Human Resources) has determined that such employee is a member of a select group of management or highly compensated employees of the Participating Employer.

       2.11  "Hardship" means a financial need that results from an
              --------
unforeseeable emergency as further defined in Subsection 5.3 of the Plan.

       2.12  "Normal Retirement Age" means age 65.
              ---------------------

       2.13  "Participant" means a present or former Eligible Employee who is or
              -----------
has been enrolled in the Plan and who retains the right to receive any benefits under the Plan.

       2.14  "Participating Employer" means the Company and any present or
              ----------------------
future direct or indirect subsidiary of the Company, provided that (a) the Retirement Committee approves the subsidiary's participation and (b) the board of directors of such subsidiary accepts this Plan for its Eligible Employees. For this purpose, the term "subsidiary" shall include (a) any corporation if more than 50% of its capital stock is owned by the Company (either directly or through any one or more such subsidiaries) and (b) any other corporation designated as such by the Board.

       2.15  "Plan" means this New England Business Service, Inc. Deferred
              ----
Compensation Plan, as amended from time to time.

       2.16  "Plan Year" means the Company's fiscal year.
              ---------

       2.17  "Retirement Committee" means the committee appointed pursuant to
              --------------------
Subsection 8.1 of this Plan.

       2.18  "Separation from Service" means the termination of a Participant's
              -----------------------
employment with the Participating Employer for any reason, including the death of the Participant.

       2.19  "Trust Agreement" means the agreement between the Company and the
              ---------------
Trustee providing for the Trust Fund.

       2.20  "Trustee" means The First National Bank of Boston or any successor
              -------
appointed by the Company to administer the Trust Fund.

       2.21  "Trust Fund" means the cash, securities and other property held by
              ----------
the Trustee for purposes of paying any or all of the benefits under the Plan.

       Section 3.  Participation

       3.1   Eligibility. Each Eligible Employee may become a Participant either
             -----------
(a) on the later of the Effective Date and the first day of the first month following his or her designation as an Eligible Employee, or (b) on the first day of any subsequent Plan Year while he or she remains an Eligible Employee.

       3.2   Termination of Eligibility. A Participant whose employment with his
             --------------------------
or her Participating Employer is terminated for any reason or who otherwise ceases for any reason to be an Eligible Employee shall remain a Participant in the Plan so long as he or she retains the right to receive any benefits under the Plan, but shall immediately stop making further Deferrals under the Plan. An Eligible Employee who has not already become a Participant shall no longer be eligible to participate in the Plan upon ceasing for any reason to be an Eligible Employee.


       Section 4.  Deferral of Compensation

       4.1   Election and Crediting of Deferrals. Subject to the conditions and
             -----------------------------------
limitations of Subsection 4.2, each Participating Employer shall credit on account of each Plan Year for each Participant employed by it a Deferral equal to the amount for the Plan Year elected by the Participant. Each Participant shall make, modify or terminate any such Deferral election on the election agreement form prescribed by the Retirement Committee. The amount of each Deferral hereunder shall be credited to the Deferral account maintained for the Participant pursuant to Subsection 8.4 as of the date that such Deferral amount would have otherwise been paid to the Participant as Compensation.

       4.2   Conditions and Limitations on Deferrals.
             ---------------------------------------

       (a)   Commencement of Deferrals.
             -------------------------

       (i)   General Rule.  Except as allowed pursuant to subparagraph (ii)
             ------------
below, no deferral shall be made pursuant to any Deferral election agreement until the start of the Plan Year after the Plan Year in which the signed election agreement has been received by the Retirement Committee.

       (ii)  Special Rule for Initial Eligibility.  Notwithstanding anything to
             ------------------------------------
the contrary in subparagraph (i) above, any person who is an Eligible Employee on the Effective Date may file a Deferral election agreement with the Retirement Committee within 30 days after the Effective Date and any person who becomes an Eligible Employee subsequent to the Effective Date may file a Deferral election agreement with the Retirement Committee within 30 days after his or her designation as an Eligible Employee, and Deferrals pursuant to any such election agreement shall thereafter begin with the first pay date as is administratively feasible following receipt of the agreement by the Retirement Committee and/or shall apply to any bonus payable on account of the Plan Year in which such election agreement was received by the Retirement Committee.

       (b)   Continuation, Modification and Termination of Deferrals.
             -------------------------------------------------------

       (i)   General Rule.  Deferrals shall be made pursuant to any Deferral
             ------------
election agreement until the agreement is terminated or superseded by a new election agreement that is executed and filed in accordance with Subsection 4.1 of the Plan. Furthermore, except as required pursuant to subparagraph (ii) below, no Deferral election may be terminated or modified except effective at the start of the next Plan Year after the Plan Year in which the new election agreement has been received by the Retirement Committee.

       (ii)  Special Rules for Termination or Reduction of Deferrals.
             -------------------------------------------------------
Notwithstanding anything to the contrary in subparagraph (i) above: (I) No Deferral shall be made on behalf of any Participant who has ceased to be an Eligible Employee for any reason and (II) upon determination by the Retirement Committee pursuant to paragraph (b) of Subsection 5.3 of the Plan that a Hardship exists with respect to any Participant, effective with the first pay date as is administratively feasible following such determination, the Participant's rate of Deferrals shall be reduced or suspended to the extent necessary to alleviate the Hardship before any distribution is made to the Participant pursuant to Subsection 5.3, and such reduction or suspension shall continue at least until the start of the following Plan Year.

       (c)   Maximum Permitted Deferral. The Retirement Committee may determine
             --------------------------
a maximum limit on the annual Deferral that any Participant may elect from time to time. The

Committee shall not be obligated to set any such limits at any time and, even if it does so, it may in its absolute discretion (i) set a different limit for each Participant and (ii) change any such limit prospectively prior to the start of any Plan Year. No Participant may elect a Deferral for any Plan Year that exceeds the limit (if any) set by the Committee for such Plan Year with respect to such Participant.


       Section 5.  Time of Benefit Payment

       5.1   Eligibility for Payment.  Benefits shall be paid from the Plan only
             -----------------------
upon one or both of the following events: (a) Separation from Service and (b) Hardship. Payments on account of Separation from Service shall be made in accordance with Subsection 5.2 of the Plan and payments on account of Hardship shall be made in accordance with Subsection 5.3 of the Plan.

       5.2   Benefit Commencement Date.
             -------------------------

       (a)   Time of Commencement. Unless a Participant or Beneficiary (as the
             --------------------
case may be) has made a timely election to defer benefits with the approval of the Retirement Committee pursuant to paragraph (b) of this Subsection 5.2, the Participant's benefits under this Plan shall be paid or begin 60 days after the date of the Participant's Separation from Service. Notwithstanding the foregoing and any provision of the Trust Agreement, at any time after a Participant's Separation from Service and prior to the earlier of (a) payment or commencement of the Participant's benefits pursuant to this Subsection 5.2 and (b) the date on which a Change of Control occurs, the Company may elect unilaterally to defer payment or commencement of all or any portion of the Participant's benefits until the next July following the Participant's Separation from Service if the Participant was a "covered employee" within the meaning of Code Section 162(m) at the time of his or her Separation from Service. Any such election by the Company may be made by either the Board, the Retirement Committee or the Company's chief executive officer, and shall be evidenced in writing and sent to the Participant (at his or her last known address) and to the Trustee.

       (b)   Benefit Commencement Election. Subject to the Retirement
             -----------------------------
Committee's approval, a Participant or Beneficiary may make a one-time irrevocable election to defer payment of benefits to any determinable date beyond 60 days after the Participant's Separation from Service, provided that such election is made on the form prescribed by the Retirement Committee and is received by the Retirement Committee within 30 days after the Participant's Separation from Service. The Retirement Committee shall have absolute discretion to approve, disapprove or modify before approving any such election to defer benefits.

       5.3   Hardship Withdrawals
             --------------------

       (a)   Definition. A Hardship exists when a Participant has suffered a
             ----------
severe financial setback resulting from any of the following: (i) a sudden and unexpected illness or accident of the Participant or of a dependent (within the meaning of Code Section 152(a)) of the Participant, (ii) loss of or to the Participant's property due to casualty, or (iii) other similar extraordinary and unforeseeable circumstances, arising in each case from events beyond the Participant's control. Whether circumstances constitute an unforeseeable emergency depends upon the facts of each case. Moreover, in any event, no amount may be paid to a Participant pursuant to this Subsection 5.3 to the extent that any claimed Hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, to the extent that such liquidation would not itself cause severe financial hardship, or (iii) by cessation of Deferrals under this Plan. Hardship shall not include payment of college expenses or the purchase of a home.

       (b)   Procedure. A Participant may request withdrawal of a necessary
             ---------
portion of his or her benefits under the Plan on account of Hardship by submitting a written request to the Retirement Committee, accompanied by evidence of the existence of all applicable Hardship conditions specified in paragraph (a) of this Subsection 5.3. The Retirement Committee shall review each such request and determine whether payment of any amount is justified. If payment is justified, the amount shall be limited to an amount reasonably needed to meet the demonstrated financial Hardship. The Retirement Committee shall also determine the form of any payment to be made to a Participant on account of a demonstrated Hardship. Any amount remaining in the Participant's account after any such Hardship withdrawal shall continue to be held subject to the Plan for later distribution in accordance with the provisions of this Section 5 and of Section 6 of the Plan.

       (c)   Applicability to Benefits in Pay Status. The provisions of this
             ---------------------------------------
Subsection 5.3 shall be applicable to benefits in pay status pursuant to Section 6 of this Plan if the Participant or Beneficiary receiving or awaiting such benefit payments suffers a Hardship and makes an application for a Hardship withdrawal pursuant to paragraph (b) of this Subsection 5.3 and such application is approved by the Retirement Committee.

       Section 6.  Amount and Forms of Benefit Payment

       6.1   Amount of Benefits.  A Participant's benefits under the Plan (and
             ------------------
the benefits of anyone claiming through the Participant, including without limitation any Beneficiary) shall equal at any time the balance at that time in the Deferral account maintained for the Participant pursuant to Subsection 8.4 of the Plan.

       6.2   Benefit Forms Available.
             -----------------------

       (a)   Forms of Benefit for Participants.
             ---------------------------------

       (i)   Normal Form of Benefits. Unless a Participant has made a timely
             -----------------------
election to receive installment benefits with the approval of the Retirement Committee pursuant to subparagraph (ii) below, the benefits of a Participant who has a Separation from Service at any time and for any reason other than death shall be paid in one lump sum.

       (ii)  Installment Benefit Election. Subject to the Retirement Committee's
             ----------------------------
approval, a Participant who has had no Separation from Service before attaining the earlier of his or her Early Retirement Age or Normal Retirement Age may make a one-time irrevocable election to receive his or her benefits in substantially equal annual installments over a period of years not to exceed the Participant's life expectancy or the joint life expectancies of the Participant and his or her spouse, in each case determined as of the date that the installment payments begin. Any such election shall be made on the form prescribed by the Retirement Committee and must be received by the Retirement Committee no later than 30 days before the benefit is to be paid pursuant to Subsection 5.2 of the Plan (after taking into account any election made by the Participant under paragraph (b) of Subsection 5.2). The Retirement Committee shall have absolute discretion to approve, disapprove or modify (including but not limited to changing the number of installments) before approving any such election to receive installment benefits.

       (b)   Forms of Benefit for Surviving Spouse Beneficiaries.
             ---------------------------------------------------

       (i)   Normal Form of Benefit. Unless a surviving spouse Beneficiary of a
             ----------------------
deceased Participant has made a timely election to receive installment benefits with the approval of the Retirement Committee pursuant to subparagraph (ii) below, the benefits of such surviving spouse Beneficiary shall be paid in one lump sum.

       (ii)  Installment Benefit Election. Subject to the Retirement Committee's
             ----------------------------
approval, a surviving spouse Beneficiary may make a one-time irrevocable election to receive his or her benefits in substantially equal annual installments over a period of years not to exceed the surviving spouse's life expectancy, as determined on the date that the installment payments begin. Any such election shall be made on the applicable form prescribed by the Retirement Committee and must be received by the Retirement Committee no later than 30 days before the benefit is to be paid pursuant to Subsection 5.2 of the Plan (after taking into account any election made by the surviving spouse Beneficiary under paragraph (b) of Subsection 5.2). The Retirement Committee shall have absolute discretion to approve, disapprove or modify (including but not limited to changing the number of installments) before approving any such election to receive installment benefits.

       (c)   Form of Benefit for Other Beneficiaries. Death benefits to any
             ---------------------------------------
Beneficiary who is not the surviving spouse of the Participant shall be paid in one lump sum.

       Section 7.  Beneficiaries

       7.1   Designation. Each Participant (and each surviving Beneficiary who
             -----------
is awaiting or receiving payment of benefits under the Plan) shall have the right to designate a Beneficiary, and to amend or revoke such designation at any time. Each such designation, amendment or revocation shall be made on the form prescribed by the Retirement Committee, and shall be effective only upon receipt by the Retirement Committee.

       7.2   Failure to Designate a Beneficiary. If no designated Beneficiary
             ----------------------------------
survives the Participant (or a surviving Beneficiary) and benefits are payable following the Participant's (or surviving Beneficiary's) death, the Retirement Committee shall direct that payment of benefits be made to the person or persons in the first of the following classes of successive preference Beneficiaries:

       (a)  Spouse
       (b)  descendants, Per Stirpes
       (c)  Parents
       (d)  Siblings
       (e)  Estate

       Section 8.  Plan Administration

       8.1   Retirement Committee. The Plan shall be administered by a
             --------------------
Retirement Committee of one or more members appointed by the Board, and shall be the committee serving from time to time as the Retirement Committee of the Pension Plan for Employees of New England Business Service, Inc. unless a different appointment is then in effect under this Plan. Each member shall serve at the pleasure of the Board of Directors. The Retirement Committee shall act by majority decision of its members. The Committee shall have responsibility for the operation and administration of the Plan and shall have the power and authority to adopt, interpret, alter, amend or revoke all forms, rules and regulations necessary to administer the Plan, to interpret all provisions of the Plan and determine all questions of eligibility for participation in and benefits under the Plan and all other issues of administration, and to delegate ministerial duties and employ such outside professionals as may be required for prudent administration of the Plan. The Retirement Committee shall also have the authority to enter into agreements on behalf of any Participating Employer as necessary to implement this Plan. The members of the Retirement Committee, if otherwise Eligible Employees, may participate in the Plan, but shall not make decisions of the Committee solely with respect to their own benefits or Hardship withdrawals.

       8.2   Indemnification. Each Participating Employer shall jointly and
             ---------------
severally indemnify and save harmless any individual acting as a member of the Retirement Committee or in any other fiduciary capacity from, against, for and in respect of any and all damages, losses, obligations, liabilities, liens, deficiencies, attorneys' fees, costs and expenses incident to the performance of such person's duties unless resulting from the gross negligence, willful misconduct, or lack of good faith of such individual. Such indemnification shall apply to any such individual even though at the time liability is imposed the individual was no longer acting in a fiduciary capacity or as a member of the Retirement Committee.

       8.3   Ownership of Assets. All amounts deferred under this Plan, all
             -------------------
property and rights purchased with such amounts, and all income attributable to such amounts, property or rights shall remain (until either paid over to the Trustee or made available to the Participant or Beneficiary) solely the property and rights of the relevant Participating Employer (without being restricted to the provision of benefits under this Plan) and shall be subject to the claims of the general creditors of the Company and of the Participating Employer. Notwithstanding the foregoing, nothing in this Plan shall be construed to prohibit any one or more Participants or Beneficiaries from purchasing insurance to protect against loss on account of the provisions of this Subsection 8.3, and the Participating Employers shall cooperate in any effort to obtain such insurance; provided that any such insurance shall be obtained, owned and paid for solely by the insured persons and not by any Participating Employer.

       8.4   Accounts and Expenses. The Retirement Committee shall establish and
             ---------------------
maintain an unfunded bookkeeping account on behalf of each Participant and surviving Beneficiary who is awaiting or receiving payment of benefits under the Plan. Accounts shall be valued at least once each Plan Year and each Participant (or surviving Beneficiary) shall receive written notice of his or her account balance following such valuation. Account balances shall reflect the Deferral amounts and any earnings or losses attributable to the investment of such amounts, and shall be reduced by (a) administrative, investment and other fees, in such amounts and at such times as the Retirement Committee deems appropriate for the maintenance of this Plan and (b) benefits paid to or on behalf of the Participant and/or anyone claiming through the Participant (including without limitation any Beneficiary). Notwithstanding the foregoing, to the extent provided for in the Trust Agreement, each Participating Employer shall pay its share of all fees and expenses incurred in administering the Plan, including those necessary for the administration of the Trust Fund, and all taxes imposed on the Trust Fund. The Participating Employers otherwise shall have the discretion, but not the obligation, to pay any fees, expenses or taxes that could be paid from the Trust Fund pursuant to the Trust Agreement.

       8.5   Investments.
             -----------

       (a)   In General. Except as otherwise provided in the Trust Agreement, a
             ----------
Participant or Beneficiary may request that Deferrals be allocated among available investment options established from time to time by the Retirement Committee. The initial allocation request may be made at the time of enrollment in the Plan. Investment allocation requests shall remain effective with regard to all subsequent Deferrals, until changed in accordance with the provisions of this Subsection 8.5. A Participant or Beneficiary may make or change his or her allocation request on the form prescribed by the Retirement Committee. No such request shall be effective until actually received by the Retirement Committee and shall thereafter become effective as soon as administratively feasible.


       (b)   Investments in Company Stock. Notwithstanding the foregoing, if at
             ----------------------------
any time the Retirement Committee permits Participants or Beneficiaries to request that investments of

Deferrals or Deferral accounts be made in securities issued by the Company or by any Participating Employer, such investments shall be restricted as follows: (i) immediately after the making of each such investment, not more than 20% in value of the assets of the Trust Fund shall consist of such securities and (ii) no such security shall be purchased pursuant to a Participant's request until the next January 2 (or the first business day following such date) which falls at least 6 months after the date that such request is received by the Retirement Committee on the prescribed form.

       Section 9.  Trust Agreement

       9.1   Trust Fund. As a part of this Plan, the Company will enter into a
             ----------
Trust Agreement with a trustee under which the Trustee shall receive the contributions of the Participating Employers to the Trust Fund. The Trustee shall hold, invest and distribute the Trust Fund in accordance with the terms and provisions of the Plan and of the Trust Agreement. Subject to the terms of the Trust Agreement, the Company shall have the right to replace the Trustee (and any successor Trustee) with a successor Trustee. All rights associated with assets of the Trust Fund shall be exercised by the Trustee or the person designated by the Trustee, and in no event shall be exercised by or rest with Plan Participants. Notwithstanding the foregoing, the Trustee in its sole discretion may solicit the views of any one or more Participants on any matter (and shall do so concerning the voting of any shares of the Company's common stock held in the Trust Fund), provided that the Trustee shall retain the sole power to exercise all rights conferred on the Trustee pursuant to this Subsection 9.1 and the Trust Agreement.

       9.2   Priority of Claims on Assets of the Fund. The contributions of the
             ----------------------------------------
Participating Employers to the Trust Fund shall be for the benefit of Participants and their Beneficiaries and no part of the Trust Fund shall revert to the Participating Employers except as provided in the Trust Agreement from time to time.

       9.3   Deposit of Deferrals in the Fund. As soon as is administratively
             --------------------------------
feasible after any Deferral amount is withheld from a Participant's Compensation, the relevant Participating

Employer shall transfer the full amount of such Deferral to the Trustee, to be held in the Trust Fund pursuant to the Trust Agreement. Any such transfer may be made in cash or in kind (including but not limited to shares of the Company's common stock), at the sole option of the relevant Participating Employer. Each Participating Employer shall have the right at any time and from time to time, in its sole discretion, to substitute assets of equal fair market value for any asset held in the Trust Fund that is attributable to Deferral amounts transferred by that Participating Employer. This right is exercisable by a Participating Employer in a non-fiduciary capacity without the approval or consent of any person in a fiduciary capacity.

       Section 10.   Amendment and Termination

       10.1  Amendment. The Company shall have the right to amend this Plan, at
             ---------
any time and from time to time, in whole or in part; provided, however, that no amendment may reduce the balance in any Participant's Deferral account as of the date of such amendment.

       10.2  Termination. Although the Company has established this Plan with a
             -----------
bona fide intention and an expectation to maintain the Plan indefinitely, the Company may terminate or discontinue this Plan in whole or in part at any time without any liability for such termination or discontinuance; provided, however, that no such termination or discontinuance may reduce the balance in any Participant's Deferral account as of the date of such termination or discontinuance. Upon termination or discontinuance of the Plan, all Deferrals shall cease. At the Retirement Committee's sole discretion, all Deferral accounts shall be either distributed immediately as benefits or retained in the Trust Fund until each Participant has a Separation from Service or a Hardship and benefits thereafter commence pursuant to Sections 5 and 6 of the Plan, as then in effect.

       Section 11.  Miscellaneous

       11.1  Limitations of Rights; Employment Relationship. Neither the
             ----------------------------------------------
establishment of this Plan nor any modification thereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving a Participant or any other person any legal or equitable right against any Participating Employer except as provided in this Plan. In no event shall the terms of employment of any employee be modified or in any way be affected by the Plan.

       11.2  Determination of Benefits, Claims, Procedure and Administration.
             ---------------------------------------------------------------

       (a)   Claim. A person who believes that he or she is being denied a
             -----
benefit to which he or she is entitled under the Plan (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the Retirement Committee in care of the Company at its then principal place of business.

       (b)   Decision on Claim. Upon receipt of a claim, the Retirement
             -----------------
Committee shall advise the Claimant that a reply will be forthcoming within 90 days and shall, in fact, deliver such reply within such period. The Retirement Committee may, however, extend the reply period for an additional 90 days for a reasonable cause.

       If the claim is denied in whole or in part, the Retirement Committee shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth:

       (i)   The specific reason or reasons for such denial

       (ii) The specific reference to pertinent provisions of the Plan on which such denial is based

       (iii) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or such information is necessary

       (iv) Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review

       (v) The time limits for requesting a review and for completing any such review.

       (c)   Request for Review. Within 60 days after the receipt by the
             ------------------
Claimant of the written opinion described above, the Claimant may request in writing that the chief executive officer of the Company (or his designee) review the determination of the Retirement Committee. Such request must be addressed to the chief executive officer of the Company, at the Company's then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the chief executive officer or his designee. If the Claimant does not request a review of the Retirement Committee's determination by the chief executive officer of the Company within such 60-day period, he or she shall be barred and estopped from challenging the Retirement Committee's determination.

       (d)   Review of Decisions. Within 60 days after receipt of a request for
             -------------------
review, the chief executive officer of the Company or his designee shall review the Retirement Committee's determination. After considering all materials presented by the Claimant the chief executive officer or his designee shall render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for a decision and containing specific references to the pertinent provisions of the Plan on which the decision is based. If special circumstances require that the 60-day time period be extended, the chief executive officer or his designee shall so notify the Claimant and shall render the decision as soon as possible, but not later than 120 days after receipt of the request for review.

       11.3  Arbitration.  Any dispute between any person claiming benefits or
             -----------
any other rights under the Plan and the relevant Participating Employer as to the interpretation or application of the provisions of the Plan and amounts payable hereunder that is not finally resolved under the claims procedure in Subsection 11.2 of the Plan shall be determined exclusively by binding arbitration in the Commonwealth of Massachusetts in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court of competent jurisdiction. All fees and expenses of such arbitration shall be paid as determined by the arbitrator.

       11.4  Non-Assignability of Benefits.  Neither the Participant nor his or
             -----------------------------
her Beneficiary nor any other beneficiary under the Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder, which are expressly declared to be nonassignable and non-transferrable. Any such attempted assignment or transfer shall be void. No amount payable under the Plan shall, prior to actual payment thereof, be subject to seizure by any creditor of any such person for the payment of any debt, judgment or other obligation, by a proceeding at law or in equity, or be transferrable by operation of law in the event of the bankruptcy, insolvency, divorce or death of the Participant, his or her designated Beneficiary or any other beneficiary under this Plan.

       11.5  Facility of Payments.  In the event is payable under the Plan is
             --------------------
unable to care for his or her affairs because of illness or accident, or is otherwise mentally or physically incompetent, or unable to give a valid receipt, the Committee may cause the payment becoming due to be paid to the persons's spouse, child, grandchild, parent, brother or sister, or to any appropriate individual appointed by a court of competent jurisdiction, or to any person deemed by the Committee to have incurred expense for such person otherwis e entitled to payment.

       11.6  Obligations to Withhold and Pay TaxesTaxes . Each Participant or
             ------------------------------------------
other recipient of benefits under the Plan shall be liable for all tax obligations, if any, with respect to any sum received pursuant to the Plan and for accurately reporting and paying in full all such taxes to the appropriate federal, state and local authorities. The Trustee and the relevant Participating Employer shall have the right to deduct and withhold from any payment due under the Trust Fund or the Plan or from other amounts owed to or with respect to the Participant all withholding taxes and other amounts required by law or as necessary to set off amounts owed by the Participant to such Participating Employer.

       11.7  Representations. No Participating Employer hereby represents or
             ---------------
guarantees that any particular federal or state income, payroll, personal property or other tax consequence will result from participation in this Plan. A Participant should consult with professional tax advisors to determine the tax consequences of his or her participation. Furthermore, no Participating Employer hereby represents or guarantees successful investment of Deferrals, nor shall any Participating Employer be required to repay any loss which may result from such investment or lack of investment.

       11.8  Severability. If a court of competent jurisdiction holds any
             ------------
provision of this Plan to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

       11.9  Applicable Law. This Plan shall be governed by and construed in
             --------------
accordance with applicable federal law and, to the extent not preempted by such federal law, the laws of the Commonwealth of Massachusetts applicable to contracts that are made and to be wholly performed in such Commonwealth.

       IN WITNESS WHEREOF, the Company has caused this Plan to be executed under seal by its duly authorized representative this 24th day of June, 1994.

                                            NEW ENGLAND BUSINESS SERVICE, INC.


                                            By: /s/ William C. Lowe
                                                    -----------------
                                            Title: President